LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Supplement Dated August 21, 2026
to the Summary and Statutory Prospectus dated May 1, 2026, as amended June 9, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866‑436‑8717 or at www.lincolnfinancial.com/lvip.
Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	The following information is added under the Principal Risks section beginning on page 3 of the Fund’s Summary Prospectus:

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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

2.	The following information is added under the Principal Risks section beginning on page 9 of the Fund’s Statutory Prospectus:
Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
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